Exhibit 10.30

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 10

to

Purchase Agreement No. 3860

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

UAL-PA-3860 SA-10 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THIS SUPPLEMENTAL AGREEMENT No. 10 (**SA-10**), entered into as of November 1, 2018, by and between THE BOEING COMPANY (**Boeing**) and UNITED AIRLINES, INC. (**Customer**);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3860 dated September 27, 2012, as amended and supplemented (**Purchase Agreement**), relating to the purchase and sale of Boeing model 787 aircraft (**Aircraft**). This Supplemental Agreement is an amendment to the Purchase Agreement;

The parties to the Purchase Agreement have agreed to *** of *** 787-*** Aircraft;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents.

The "Table of Contents" is deleted in its entirety and replaced with the attached "Table of Contents" (identified by "SA-10").

2. Tables.

Table 1A entitled "*787-*** Aircraft with GENX-1B*** Engines Delivery, Description, Price and ****" is deleted in its entirety and replaced with the attached similarly titled "Table 1A" (identified by "SA-10") to reflect *** of *** 787-*** Aircraft .

3. Miscellaneous.

3.1. The parties mutually agree that the terms of Letter Agreement UAL-PA-03860-LA-1802900 entitled "*** Rights for Certain 787 Aircraft" have expired.

3.2. Boeing and Customer agree that *** under this Supplemental Agreement No. 10 and shall be due no later than *** days after execution of this SA-10.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-3860 SA-10 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature
Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name
Attorney-in-Fact	Executive Vice President and Chief Financial Officer
Title	Title

UAL-PA-3860 SA-10 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		**SA NUMBER**
Article 1.	Quantity, Model and Description	SA-1
Article 2.	Delivery Schedule	SA-1
Article 3.	Price	SA-1
Article 4.	Payment	SA-1
Article 5.	Additional Terms	SA-1
TABLE		
1	787-*** Aircraft Delivery, Description, Price and ***	SA-7
1A.	**787-*** with GENX-1B*** Engines Aircraft Information Table**	**SA-10**
EXHIBITS		
A2*	787-*** Aircraft Configuration	SA-9
A3.	787-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities	

* - Note: There is no Exhibit A1 in this Purchase Agreement

SUPPLEMENTAL EXHIBITS

AE1.	*** Adjustment/Airframe and *** Features	
BFE1.	BFE Variables for the 787-*** Aircraft	SA-7
CS1.	Customer Support Document	
EE1.	Engine ***/Engine Warranty ***	
SLP1.	Service Life Policy Components	

P.A. 3860 TABLE OF CONTENTS, Page 1 of 4 SA-10

BOEING/UNITED AIRLINES, INC. PROPRIETARY

LETTER AGREEMENTS UAL-PA-03 860-LA-1209247 UAL-PA-03860-LA-1209264 UAL-PA-03860-LA-1209409 UAL-PA-03860-LA-1209410 UAL-PA-03860-LA-1209411 UAL-PA-03860-LA-1209417 TABLE OF CONTENTS, CONTINUED 787 e-Enabling Open Configuration Matters Completed: No longer applicable Spare Parts Initial Provisioning Special Matters Relating to COTS Software and End User License Agreements Special Terms- Seats and In-flight Entertainment Model 787 Post-Delivery Software & Data Loading CONFIDENTIAL LETTER AGREEMENTS UAL-PA-03860-LA-1209236Rl Model*** SANUMBER SA-9 SA-1 Attachment A, 787-*** Airframe Pricing of*** SA-1 Aircraft with General Electric GEnx-lB*** Attachment B, 787-*** with General Electric SA-1 GEnx-lB*** Attachment C, 787-***with General Electric SA-1 UAL-PA-03 860-LA-1209412 UAL-PA-03860-LA-1209413R3 UAL-PA-03860-LA-1209413A1R3 UAL-PA-03 860-LA-1209414 UAL-PA-03860-LA-1209413Al UAL-PA-03860-LA-1209416Rl UAL-PA-03 860-LA-1209430 UAL-PA-03 860-LA-1209429 GEnx-lB*** Spare Parts Commitment Special Matters Special Matters - Amendment 1 Other Special Matters Other Special Matters - Amendment 1 Promotional Support *** *** P.A. 3860 TABLE OF CONTENTS, Page 2 of 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY SA-9 SA-7 SA-1 SA-2 SA-10 TABLE OF CONTENTS, CONTINUED CONFIDENTIAL LETTER AGREEMENTS, continued 6-1162-ELP-0794 *** Program- *** 6-1162-ELP-0795 *** Program- *** UAL-PA-03860-LA-1301368 *** (787-***) UAL-PA-03860-LA-1301373 787-*** Aircraft Open Configuration and Other Matters UAL-PA-03860-LA-1301375Rl Provisions Relating to Customer's*** for 787-*** Aircraft UAL-PA-03860-LA-1301377 787-*** UAL-PA-03860-LA-1301377 Al 787- *** -Amendment 1 UAL-PA-03860-LA-1301380 787-*** Program Launch UAL-PA-03860-LA-1500017 *** UAL-PA-03860-LA-1500059 Installation of Cabin Systems Equipment UAL-PA-03860-LA-1703319 Privileged and Confidential Matters UAL-PA-03860-LA-1802899 Assignment Matters B:A!J PA 93869 !J:A 189~999 *** Rights far €ertai11 f8f :Aireraft P.A. 3860 TABLE OF CONTENTS, Page 3 of 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY SA NUMBER SA-1 SA-1 SA-7 SA-1 SA-4 SA-1 SA-4 SA-4 SA-8 SA-9 S:A-9 SUPPLEMENTAL AGREEMENTS DATED AS OF Supplemental Agreement No. 1 ............ . . .................. June 17, 2013 Supplemental Agreement No. 2 ... . ... . . . .. . . ... . ... . .. . ... . ... December 16, 2013 Supplemental Agreement No. 3 ... . ... . .. . . . . . ... . ... . . . ... . ... July 22, 2014 Supplemental Agreement No. 4 ............ . . .................. January 14, 2015 Supplemental Agreement No. 5 ... . ... . .. . . . . . ... . ... . . . ... . ... May 12, 2015 Supplemental Agreement No. 6 ............ . . .................. December 31, 2015 Supplemental Agreement No. 7 ............ . . .................. March 7, 2016 Supplemental Agreement No. 8 ... . ... . . . .. . . ... . ... . .. . ... . ... June 7, 2017 Supplemental Agreement No. 9 ............ . . .................. May 31, 2018 Supplemental Agreement No. 10 ........... . . .................. November 1, 2018 P.A. 3860 TABLE OF CONTENTS, Page 4 of 4 BOEING/UNITED AIRLINES, INC. PROPRIETARY Table lA to Purchase Agreement No. 3860 787-*** Aircraft with GENX-lB*** Engines Delivery, Description, Price and*** (787-***/GE/***) Airframe Model/MTOW: 787-*** GENX- Engine Model/Thrust: 1B***1 Airframe Price: *** Features: Sub-Total of Airframe and Features: Engine Price (Per Aircraft) : Aircraft Basic Price (Excluding BFE/SPE): Buyer Furnished Equipment (BFE) Estimate: In-Flight Entertainment (IFE) Estimate: *** pounds # *** pounds $*** $*** $*** $*** 1 $*** $*** $*** Detail Specification: Airframe Price Base Year/*** Formula: Engine Price Base Year/*** Formula: Airframe *** Data: Base Year Index (ECI): Base Year Index (CPI): Engine*** Data: Base Year Index (ECI): Base Year Index (CPI): *** *** *** *** *** *** *** *** *** * * * Estimate *** Per Aircraft (Amts. Due/*** Prior #of Aircraft *** *** *** Serial *** to Delivery): Delivery Number of Factor Factor Date Aircraft (Airframe) (Engine) *** *** *** *** Total: *** 1 Pursuant to GE agreement: GEnx-lB***. * ** *** Factors *** See footnote *** *** for*** Number Base Price Per forecast + A/P *** *** being used *** *** $*** $*** $*** #***.Aircraft are eligible for the provisions of Letter Agreement UAL-PA-03860- LA-1301375Rl entitled "Provisions Relating to Customer's *** for 787-*** Aircaft" + Serial Numbers Identified are for informational purposes only and subject to change *** *** $*** *** *** $*** APR-111650 BOEING I UNITED AIRLINES PROPRIETARY 787-*** with GE Engines Table lA (SA-10) Page 1